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                                     PORSCHE

                           SALES AND SERVICE AGREEMENT

Parties and Date

Effective Date of Agreement ______________________, 19___

Between SK Motors, Ltd., Inc.

Doing Business as Scottsdale Porsche

located at 6725 East McDowell Rd.

           Scottsdale, Arizona 85257

A corporation in the state of Arizona , partnership ____

or proprietorship ________________; and Porsche Cars North

America, Inc., a Delaware corporation with its primary place of business at 100 West Liberty Street, Reno, Nevada 89501.

THE ADDITIONAL TERMS AND CONDITIONS OF THE ADDENDUM ATTACHED HERETO AS EXHIBIT "A" HEREBY IS MADE A PART OF THIS AGREEMENT.


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Section I.  SPECIFIC TERMS

         Porsche America enters into this Agreement relying on the following Dealer representations:

A) The following individual(s) is the Dealer Principal:

Name                    Home Address    %Interest      Title
----                    ------------    ---------      -----

Steven Knappenberger                        19%      President

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

B) The following individual(s) has ownership in Dealer accounting for the entire remaining equity ("Owner(s)").

Name                    Home Address    %Interest
----                    ------------    ---------

United Auto Group West, Inc.             81%
(United Auto Group, Inc. - 100% - 375 Park Avenue, New York,
NY 10022) Refer to the addendum attached hereto for ownership restrictions

         C) The following person is the General Manager of the Dealer with managerial authority for Dealer operations and is responsible directly to (or is) the Dealer Principal:

Name                    Home Address                   Title
----                    ------------                   -----

George W. Brochick
________________________________________________________________________________

________________________________________________________________________________

D) Dealer will conduct the sale and service of Porsche Products at the following address ("Dealership Location"):

Sales               6725 East McDowell Road
                    Scottsdale, Arizona 85257


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Service             6725 East McDowell Road
                    Scottsdale, Arizona 85257

E) Porsche America grants to Dealer the non-exclusive right to purchase Porsche Products from Porsche America for resale to consumers. Dealer accepts such grant and undertakes to apply its best efforts to the development of such resale. The Dealer's Primary Area of Responsibility is:

                    Scottsdale, Arizona

F) Dealer acknowledges that Porsche America will periodically establish minimum sales and service objectives based principally on the penetration of Porsche Products in the Primary Area of Responsibility and that performance against those objectives will be a critical feature of Sales and Service Reports. G) Dealer acknowledges that Porsche America will periodically establish Dealer minimum operating standards deemed necessary to provide owners and potential owners of Porsche Products a level of total service commensurate with the reputation of Porsche Automobiles and to attain the sales and service objectives established.

H) This Agreement shall expire in accordance with its terms on the close of the last business day preceding the first anniversary of the Effective Date of Agreement unless terminated prior thereto in accordance with one or more of the terms of Section II. If, however, as of the expiration date, Porsche Cars North America, Inc. has not entered into a new and superseding Sales and Sevice Agreement with Dealer and if no notice to terminate the Agreement has been given pursuant to Section II,


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then, in that event, the Agreement will be extended one additional year so that it shall expire at the close of the last business day preceding the second anniversary of the Effective Date of Agreement unless terminated prior thereto in accordance with one or more of the terms of Section II.

     In witness whereof, Porsche America and Dealer have executed this Sales and Service Agreement with an effective date of Agreement as stated on the Parties and Date page of this Agreement.

Porsche Cars North America, Inc.      SK Motors Ltd., Inc.

Name Richard S. Ford                 Name ___________________

Title Senior Vice President          Title __________________

Signature _______________________    Signature ______________

Date ____________________________    Date____________________